                                                                       EXHIBIT 8

                               POWER OF ATTORNEY
                               -----------------

                                 Harry P. Kamen

                              Director and Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Nicholas D. Latrenta, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL or Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of December, 1992.

                                         /s/ Harry P. Kamen
                                         -------------------
                                            Signature

                               POWER OF ATTORNEY
                               -----------------

                               Stewart G. Nagler

                                    Officer

    KNOW ALL MEN BY THESE PRESENTS, that I, an officer of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Nicholas D. Latrenta, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL or Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 1993.

                             /s/ Stewart G. Nagler
                             ---------------------
                                 Signature

                               POWER OF ATTORNEY
                               -----------------

                                  Gerald Clark

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Life Insurance Company, do hereby appoint Gary A. Beller, Louis J. Ragusa, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 1997.


                                        /s/ Gerald Clark
                                     ----------------------
                                             Signature

                               POWER OF ATTORNEY
                               -----------------

                              Frederick P. Hauser

                                    Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, an officer of Metropolitan Life Insurance Company, do hereby appoint Robert G. Schwartz, Harry P. Kamen, Richard
M. Blackwell, and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of December,
                                                          ----
1989.
                                    /s/ Frederick P. Hauser
                                    -------------------------
                                        Signature

                               POWER OF ATTORNEY
                               -----------------

                               Burton A. Dole, Jr.

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Christine N. Markussen, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of September, 1996.

                                        /s/ Burton A. Dole, Jr.
                                     ----------------------------
                                            Signature

                               POWER OF ATTORNEY
                               -----------------

                              Charles M. Leighton

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Christine N. Markussen, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 1996.

                                    /s/ Charles M. Leighton
                                    ------------------------------
                                         Signature

                               POWER OF ATTORNEY
                               -----------------

                                 Hugh B. Price

                                   Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Joseph A. Reali, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL or Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of May, 1995.

                                         /s/ Hugh B. Price
                                         ------------------
                                            Signature

                               POWER OF ATTORNEY
                               -----------------

                                Ruth J. Simmons

                                   Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Joseph A. Reali, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL or Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 1995.


                                         /s/ Ruth J. Simmons
                                         ---------------------
                                            Signature

                               POWER OF ATTORNEY
                               -----------------

                            Curtis Handley Barnette

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Joseph A. Reali, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL or Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of August, 1994.

                                             /s/ Curtis H. Barnette
                                             ------------------------
                                                     Signature

                               POWER OF ATTORNEY
                               -----------------

                              Robert G. Schwartz

                             Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, an officer of Metropolitan Life Insurance Company, do hereby Harry P. Kamen, Richard M. Blackwell, and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December,
                                                          ----
1989.
                                    /s/ Robert G. Schwartz
                                    -----------------------
                                        Signature

                               POWER OF ATTORNEY
                               -----------------

                                 Joan Ganz Cooney

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Robert G. Schwartz, Harry P. Kamen, Richard
M. Blackwell, and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December,
                                                          ----
1989.
                                    /s/ Joan Ganz Cooney
                                    ----------------------
                                        Signature

                                 POWER OF ATTORNEY
                                 -----------------

                                 James R. Houghton

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Robert G. Schwartz, Harry P. Kamen, Richard
M. Blackwell, and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December,
                                                          ----
1989.
                                    /s/  James R. Houghton
                                    ------------------------
                                        Signature

                                 POWER OF ATTORNEY
                                 -----------------

                                 Helene L. Kaplan

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Robert G. Schwartz, Harry P. Kamen, Richard
M. Blackwell, and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December,
                                                          ----
1989.
                                    /s/ Helene L. Kaplan
                                    ---------------------
                                        Signature

                                 POWER OF ATTORNEY
                                 -----------------

                                 Richard J. Mahoney

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Robert G. Schwartz, Harry P. Kamen, Richard
M. Blackwell, and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of December,
                                                          ----
1989.
                                    /s/ Richard J. Mahoney
                                    ------------------------
                                        Signature